UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Processa Pharmaceuticals, Inc.

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7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD June 19, 2019

NOTICE HEREBY IS GIVEN that the 2019 Annual Meeting of Stockholders of Processa Pharmaceuticals, Inc. will be held at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076, on June 19, 2019, at 10:00 a.m., Eastern Time.

The meeting will be held for the following purposes:

●	To elect the four nominees named in the attached Proxy Statement to serve as directors until the 2020 Annual Meeting of Stockholders;
●	To approve the Processa Pharmaceutical, Inc. 2019 Omnibus Incentive Plan;
●	To ratify the appointment of BD & Company Inc. as the independent registered public accounting firm of Processa Pharmaceutical, Inc. for the fiscal year ending December 31, 2019; and
●	To transact such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Information relating to the above matters is set forth in the attached Proxy Statement. Stockholders of record at the close of business on April 1, 2019 are entitled to receive notice of and to vote at the Annual Meeting and any adjournments thereof.

By order of the Board of Directors

David Young

Chief Executive Officer and Chairman of the Board of Directors

Hanover, Maryland

April 26, 2019

PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND 2018 ANNUAL REPORT ON FORM 10-K. WE RECOMMEND THAT YOU SUBMIT YOUR PROXY AS SOON AS POSSIBLE.

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PROCESSA PHARMACEUITICALS, INC.

7380 Coca Cola Drive, Suite 106

Hanover, MD 21076

PROXY STATEMENT

2019 Annual Meeting of Stockholders

to be held on June 19, 2019

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Processa Pharmaceuticals Inc., a Delaware corporation (“Processa,” the “Company,” “we,” “our” or “us”), for use at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at the Processa’s corporate offices, 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076, at 10:00 a.m. local time on June 19, 2019.

GENERAL INFORMATION

Purposes of the Annual Meeting

The purposes of the Annual Meeting are:

(1)	To elect the four nominees named in the attached Proxy Statement to serve as directors until the 2020 Annual Meeting of Stockholders;

(2)	To approve the Processa Pharmaceutical, Inc. 2019 Omnibus Incentive Plan;

(3)	To ratify the appointment of BD & Company Inc. as the independent registered public accounting firm of Processa for the fiscal year ending December 31, 2019; and

(4)	To transact such other business as properly may come before the Annual Meeting or any adjournments thereof. The Board of Directors is not aware of any other business to be presented to a vote of the stockholders at the Annual Meeting.

Action may be taken on any one of the foregoing proposals on the date specified above for the Annual Meeting, or on any date or dates to which the Annual Meeting may be adjourned.

This proxy statement and the accompanying form of proxy are first being sent or made available to our stockholders on or about April 29, 2019.

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Solicitation

This solicitation is made by Processa, and Processa will pay the cost of soliciting proxies for the Annual Meeting. In addition to soliciting proxies by mail, we may solicit proxies personally or by telephone, email, facsimile or other means of communication by our directors, officers and employees. These persons will not specifically be compensated for these activities, but they may be reimbursed for reasonable out-of-pocket expenses in connection with this solicitation. We will not specifically engage any employees or paid solicitors for the purpose of soliciting proxies for the Annual Meeting. We will arrange with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by these persons. We will reimburse these brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection with this solicitation.

Voting, Record Date and Shares Outstanding

Only holders of record of our common stock at the close of business on April 1, 2019 will be entitled to vote at the Annual Meeting or any adjournments thereof. As of April 1, 2019, there were 38,674,265 shares of our common stock, outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting.

You may vote by mail or in person at the Annual Meeting. If your shares are held in the name of your brokerage firm, bank or other nominee, then you are considered the beneficial owner of shares held in street name, and you should receive instructions from your brokerage firm, bank or other nominee that must be followed in order for your shares to be voted based on your instructions. Brokerage firms, banks and other nominees typically have a process for their beneficial holders to provide voting instructions online or by telephone.

Voting by Mail. If you are the record holder of your shares, you may vote your shares by mail. By signing the enclosed proxy card and returning it in the postage-prepaid and addressed envelope enclosed with these proxy materials, you are authorizing the individuals named on the proxy card (known as “proxies”) to vote your shares at the Annual Meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the Annual Meeting so that your shares will be voted even if you later find yourself unable to attend the Annual Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards that you receive to ensure that all of your shares are voted.

Voting in Person at the Annual Meeting. If you are the record holder of your shares and you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the Annual Meeting. If your shares are registered directly in your name, you have the right to vote in person at the Annual Meeting. However, if you beneficially own your shares and you wish to vote at the Annual Meeting, you will need to bring to the Annual Meeting proof of your ownership of your shares as of the Record Date, such as an account statement, and a form of personal identification for admission to the Annual Meeting. You will also need a legal proxy from your broker, bank or other nominee authorizing you to vote those shares. We recommend you vote by proxy even if you plan to attend the Annual Meeting. You can always change your vote at the meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker. Follow the instructions from your broker included with these proxy materials or contact your broker to request a proxy form.

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Quorum

A quorum, consisting of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting, must be present in person or by proxy before any action can be taken by the stockholders at the Annual Meeting. Abstentions and withheld votes are counted as present and entitled to vote for purposes of determining a quorum.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, such shares may be voted by the broker on “routine” matters, which includes ratification of the appointment of our independent registered public accounting firm (Proposal 3). All other proposals in this Proxy Statement are considered “non-routine.” Your broker will not be able to vote your shares on non-routine matters being considered at the Annual Meeting unless you have given instructions to your broker prior to the meeting on how to vote your shares. When the broker does not obtain direction to vote the shares, the broker’s abstention is referred to as a “broker non-vote.” Broker non-votes will be considered present for quorum purposes at the Annual Meeting.

So long as a quorum is present at the beginning of the Annual Meeting, the stockholders present may continue to transact business until adjournment, even if enough stockholders have left the meeting to leave less than a quorum, and even if any stockholder present in person or by proxy refuses to vote or participate in the Annual Meeting. If the Annual Meeting is adjourned for any reason, the approval of the proposals may be considered and voted upon by stockholders at the subsequent reconvened meeting. All proxies will be voted in the same manner as they would have been voted at the original Annual Meeting except for any proxies that have been properly withdrawn or revoked.

Board Recommendation and Voting of Proxies

The Board recommends a vote:

●	FOR the election of each of the director nominees (Proposal 1).

●	FOR the approval of the Processa Pharmaceutical, Inc. 2019 Omnibus Incentive Plan (a copy of which is attached to this Proxy Statement as Annex A) (Proposal 2).

●	FOR the ratification of the appointment of BD & Company Inc. as our independent registered public accounting firm for the year ending December 31, 2019 (Proposal 3).

The Board has designated David Young and Wendy Guy, and each or any of them as proxy agents to vote the shares solicited. If you complete and submit your proxy before the Annual Meeting, the proxy agents will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the Board on all matters presented in this Proxy Statement. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the proxy agents will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

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Vote Required

For the election of directors, you have the option to vote “For” or “Withhold” authority to vote for any of the director nominees. Assuming a quorum is present, a plurality of the votes cast is required for the election of directors. This means that the four director nominees with the most votes will be elected. If you “Withhold” authority to vote on any or all nominees, your vote will have no effect on the outcome of the election. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will not have discretionary authority with respect to the proposal to elect directors and will therefore provide a “broker non-vote.” Since broker non-votes are not deemed votes cast, they will have no effect on the outcome of the election.

For the approval of the adoption of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Processa represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to approve the adoption of the Processa Pharmaceuticals, Inc., 2019 Omnibus Incentive Plan. If you “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal.

For the ratification of the appointment of BD & Company Inc. as our independent registered public accounting firm, you have the option to vote “For,” “Against” or “Abstain” from voting. Assuming a quorum is present, the affirmative vote of a majority of the shares of common stock of Processa represented at the Annual Meeting, either in person or by proxy, and entitled to vote is required to ratify the appointment of BD & Company Inc. as our independent registered public accounting firm. If you “Abstain” from voting with respect to this proposal, your shares will be counted as present and entitled to vote and your vote will have the same effect as a vote against the proposal. If you hold your shares in “street name” and do not provide instructions to your broker, your broker will have discretionary authority to vote your shares with respect to this proposal.

Revocability of Proxies

Any stockholder of record delivering a proxy has the power to revoke it at any time before it is voted by: (i) giving written notice to Wendy Guy, our Corporate Secretary at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076; (ii) submitting a proxy card bearing a later date; or (iii) voting in person at the Annual Meeting.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you must contact them in order to find out how to revoke your proxy. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a proxy if you hold your shares in “street name.”

Other Business

Although the notice of Annual Meeting provides for the transaction of such other business as may properly come before the Annual Meeting, our Board currently has no knowledge of any matters to be presented at the Annual Meeting other than those referred to in this Proxy Statement. The solicited proxies give discretionary authority to the proxy agents named therein to vote in accordance with the recommendation of the Board if any other matters are presented.

Financial Information

Our 2018 Annual Report on Form 10-K as amended including, but not limited to, the balance sheets and the related statements of operations, changes in stockholders’ equity and cash flows for Processa as of and for the years ended December 31, 2018 and 2017 accompanies these materials. A copy of the 2018 Annual Report on Form 10-K as amended may be obtained without charge upon request to Jim Stanker our Chief Financial Officer at 7380 Coca Cola Drive, Suite 106, Hanover, MD, 21076. Our 2018 Annual Report on Form 10-K as amended is also available on our website at https://processapharmaceuticals.com/investors-sec-filings.php

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Processa’s business and affairs are managed under the direction of the Board. All of our directors are elected at each annual meeting to serve until their successors are duly elected or until their earlier death, resignation or removal. If any of the nominees for director at the Annual Meeting becomes unavailable for election for any reason (none being presently known), the proxy agents will have discretionary authority to vote, pursuant to the proxies, for a suitable substitute or substitutes selected in accordance with the best judgment of the proxy agents.

Nominees for Election

The Board has nominated the four persons named in the table below for election as directors at the Annual Meeting. Each nominee listed below currently serves as a director of Processa.

Name of Nominee	Age	Position Held with Processa	Director Since
David Young	66	Chairman of the Board and Chief Executive Officer	2017
Patrick Lin	53	Chief Business-Strategy Officer and Director	2017
Justin Yorke	52	Director	2017
Virgil Thompson	79	Director	2017

The Board has determined that both Justin Yorke and Virgil Thompson qualify as independent directors under the rules of the NASDAQ Stock Market (the “NASDAQ Listing Rules”).

Set forth below with respect to each director nominee standing for election at the 2019 Annual Meeting are such nominee’s principal occupation and business experience during at least the past five years, the names of other publicly-held companies for which such nominee serves or has served as a director during such period, and the experience, qualifications, attributes or skills that has led the Board to conclude that each nominee should serve as a director of the Company.

David Young, Pharm.D., Ph.D. - Dr. Young is our Chairman and Chief Executive Officer and has over 30 years of pharmaceutical research, drug development, and corporate experience. He was a Founder and CEO of Promet Therapeutics, LLC (“Promet”) since its formation in August 2015. He served as our interim CFO from October 4, 2017 to September 1, 2018. From 2006 to 2009, prior to joining the Questcor executive management team, Dr. Young served as an independent Director on the Questcor Board of Directors. As an independent director, Dr. Young, representing Questcor, worked with the FDA in developing a process to obtain approval for Acthar (the only commercial product owned by Questcor) in Infantile Spasms (IS), a deadly and debilitating very rare orphan indication. In 2009, Dr. Young joined the Questcor executive management team as Chief Scientific Officer (CSO) in order to obtain IS FDA approval and market exclusivity by completing the New Drug Application (NDA) process, working with FDA on modernizing the label, and leading all aspects of approval including the Advisory Committee Meeting that voted to approve the NDA for IS. During the eight years that Dr. Young was involved with Questcor as an independent director and as its CSO, Questcor transitioned to an orphan drug specialty pharmaceutical company, moving from an outdated Acthar label and near bankruptcy in 2007 to a modernized Acthar label that helped it to achieve sales greater than $750 million per year and the ultimate sale of the company for approximately $5.6 billion in 2014. While serving on Questcor’s Board of Directors, Dr. Young was Executive Director & President, U.S. Operations of AGI Therapeutics plc. Dr. Young has also served as the Executive Vice President of the Strategic Drug Development Division of ICON plc, an international CRO, and was the Founder and CEO of GloboMax LLC, a CRO specializing in FDA drug development, purchased by ICON plc in 2003. Prior to forming GloboMax, Dr. Young was a Tenured Associate Professor at the School of Pharmacy, University of Maryland, where he led a group of 30 faculty, scientists, postdocs, graduate students and technicians in evaluating the biological properties of drugs and drug delivery systems in animals and humans.

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Dr. Young is an expert in small molecule and protein non-clinical and clinical drug development. He has served on FDA Advisory Committees, was Co-Principal Investigator on a FDA-funded Clinical Pharmacology contract, was responsible for the analytical and pharmacokinetic evaluation of all oral products manufactured in the UMAB-FDA contract which lead to the SUPAC and IVIVC FDA Guidances, for 5 years taught FDA reviewers as part of the UMAB-FDA contract, has served on NIH grant review committees, and was Co-Principal Investigator on a National Cancer Institute contract to evaluate new oncology drugs. Dr. Young has met more than 100 times with the FDA on more than 50 drug products and has been a key team member on more than 30 NDA/supplemental NDA approvals. Dr. Young has more than 150 presentations-authored publications-book chapters, including formal presentations to the FDA, FDA Advisory Committees, and numerous invited presentations at both scientific and investment meetings. Dr. Young received his B.S. in Physiology from the University of California at Berkeley, his M.S. in Medical Physics from the University of Wisconsin at Madison, and his Pharm.D. - Ph.D. with emphasis in Pharmacokinetics and Pharmaceutical Sciences from the University of Southern California.

Patrick Lin - Mr. Lin is our Chief Business-Strategy Officer and has over 20 years of financing and investing experience in the Biopharm Sector. He was Co-Founder and Chairman of the Board of Promet Therapeutics, LLC. He is Founder and, for more than 15 years, Managing Partner of Primarius Capital, a family office that manages public and private investments focused on small capitalization companies. For 10 years prior to forming Primarius Capital, Mr. Lin worked at several Wall Street banking and brokerage firms including Robertson Stephens & Co., E*Offering, and Goldman Sachs & Co. Mr. Lin was Co-Founding Partner of E*Offering. Mr. Lin received an MBA from Kellogg Graduate School of Management, a Master of Engineering Management, and a Bachelor of Science in Business Administration from the University of Southern California. We believe Mr. Lin is qualified to serve on our Board because of his extensive investment experience with publicly traded biotechnology companies.

Justin W. Yorke - Mr. Yorke has served as a Director since October 2017. Mr. Yorke has over 25 years of experience as an institutional equity fund manager and senior financial analyst for investment funds and investment banks and was appointed as a Director in August 2017. For more than the past 10 years he has been a manager of the San Gabriel Fund, JMW Fund and the Richland Fund whose primary activity is investing in public and private companies in the United States. Mr. Yorke served as non-executive Chairman of Jed Oil and a Director/CEO at JMG Exploration. Mr. Yorke was a Fund Manager and Senior Financial Analyst, based in Hong Kong, for Darier Henstch, S.A., a private Swiss bank, where he managed their $400 million Asian investment portfolio. Mr. Yorke was an Assistant Director and Senior Financial Analyst with Peregrine Asset Management, which was a unit of Peregrine Securities, a regional Asian investment bank. Mr. Yorke was a Vice President and Senior Financial Analyst with Unifund Global Ltd., a private Swiss Bank, as a manager of its $150 million Asian investment portfolio. Mr. Yorke has a B.A. from University of California, Los Angeles. We believe Mr. Yorke is qualified to serve on our Board because of his extensive investment experience.

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Virgil Thompson - Mr. Thompson has served as a Director since October 2017 and previously served on the Board of Directors at Promet Therapeutics, LLC. He served as a Director of Mallinckrodt Pharmaceuticals (formerly Questcor Pharmaceuticals), and Director of GenZ Corporation, both companies he resigned from in 2017. From July 2009 to July 2015, he served as Chief Executive Officer and Director of Spinnaker Biosciences, Inc., and now serves as Chairman of the Board. Mr. Thompson also served as Chairman of the Board of Aradigm Corporation Mr. Thompson served as Chairman of the Board of Directors of Questor Pharmaceuticals, Inc. until Questcor was acquired by Mallinckrodt in August 2014. Mr. Thompson served as the Chief Executive Officer and as a Director of Angstrom Pharmaceuticals, Inc. from 2002 until 2007. From 2000 until 2002, Mr. Thompson was Chief Executive Officer and a Director of Chimeric Therapies, Inc. From 1999 until 2000, Mr. Thompson was President, Chief Operating Officer and, from 1994, a Director of Bio-Technology General Corporation (subsequently Savient Pharmaceuticals, Inc.). Mr. Thompson obtained a bachelor’s degree in Pharmacy from the University of Kansas and a J.D. degree from the George Washington University Law School. We believe Mr. Thompson is qualified to serve on our Board because of his extensive industry and board experience with publicly traded biotechnology companies.

Vote Required

Assuming a quorum is present, the affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE
STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES NAMED ABOVE.

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PROPOSAL NO. 2
TO APPROVE THE PROCESSA PHARMACEUTICAL, INC 2019 OMNIBUS INCENTIVE PLAN

We are seeking stockholder approval of the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan (the “Plan”), including the authority to issue up to 3,500,000 shares of our common stock under the Plan, as such number of shares may be adjusted as described below.

The two complementary goals of the Plan are to attract and retain outstanding individuals to serve as our officers, directors, employees, and consultants and to increase stockholder value by providing participants incentives to increase stockholder value by offering the opportunity to acquire shares of our common stock, receive monetary payments based on the value of our common stock and receive other incentive compensation on the potentially favorable terms that the Plan provides.

Our Fourth Amended and Restated Certificate of Incorporation, as amended, authorizes the issuance of 350,000,000 shares of common stock, and as of April 1, 2019, there were 38,674,265 shares of common stock issued and outstanding. The market value of one share of common stock on the over-the-counter market as of the close of market on March 28, 2019 was $2.50.

Key Reasons to Support the Plan

We believe our equity-based compensation programs are integral to our success. Approval of the Plan will allow us to grant equity and other incentive awards as an essential element that we believe will contribute to our future performance.

●	The number of shares reserved under the Plan, in our belief, represents an acceptable level of dilution to our existing shareholders in light of the benefits to our future performance that we expect the Plan to support. We estimate that the 3,500,000 shares reserved for issuance under the Plan could result in a maximum potential dilution to our existing stockholders of approximately 8.3% based on our current total of 38,674,265 shares of common stock outstanding as of April 1, 2019 (calculated by taking the number of shares reserved under the Plan divided by the sum of the number of shares reserved plus the number of shares outstanding).

Following our merger with Heatwurx, our equity grants have been solely related to the hiring of new employees. We consider our prior grants to be fairly modest, and we expect to continue similar grant practices as we hire new employees and plan to compensate our existing staff with equity based compensation if the Plan is approved.

The Plan incorporates several provisions that are considered leading pay practices or that protect our stockholders’ interests, including the following:

●	No tax gross-ups for excise taxes that may be imposed on payments to our executive officers in connection with a change of control.

●	A “double trigger” requirement for accelerated vesting of equity grants upon a change of control in which the grants are assumed or replaced so that, in addition to the occurrence of the change of control, the award holder’s employment must be terminated by us without cause or by the award holder with good reason in order for his or her unvested equity to become vested on an accelerated basis.

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●	A requirement that the exercise or grant prices for stock options and stock appreciation rights awards under the Plan be at least 100% of the fair market value of the share subject to the award on the grant date and may not be decreased after the grant date.

●	No amendments may be made to the Plan to materially increase the number of shares reserved for issuance without the approval of our stockholders.

●	No stock options or stock appreciation rights may be granted effective prior to the date the grant is approved.

Effect of Approval

The Plan will become effective, and grants may be made under the Plan, only if stockholders approve this proposal. If the Plan is approved, then our prior equity incentive compensation plan, the Heatwurx, Inc. 2011 Amended and Restated Equity Plan (the “Prior Plan”), will terminate and no new awards will be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding will continue to be subject to all terms and conditions of the Prior Plan. If stockholders do not approve this proposal, then the Plan will not become effective and the Prior Plan will remain in effect.

Summary of the Plan

The following is a summary of the material provisions of the Plan. A copy of the Plan is attached to this Proxy Statement as Annex A and is incorporated by reference into this Proxy Statement in its entirety. This summary is subject to the language of the Plan and the Plan shall control if there is any inconsistency between this summary and the Plan.

Administration. The Plan will be administered by our board of directors (the “Board”), the compensation committee of the Board (the “Committee”), any other committee of the Board, any subcommittee of the Committee or one or more of our officers to whom the Board or Committee has delegated authority, which are collectively referred to as the “Administrator.” The Administrator will have the authority to interpret the Plan or award agreements entered into with respect to the Plan; make, change, and rescind rules and regulations relating to the Plan; make changes to, or reconcile any inconsistency in, the Plan or any award or agreement covering an award; and take any other action needed to administer the Plan.

Eligibility; Participant Award Limits. The Administrator may designate any of the following as a participant under the Plan: any officer or employee, or individuals engaged to become an officer or employee, of our company or our affiliates; consultants of our company or our affiliates; and our directors, including our non-employee directors. We currently have four directors, two of whom are non-employee directors, two executive officers, approximately 15 employees and zero consultants who are eligible to participate in the Plan.

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Types of Awards. The Plan permits the Administrator to grant stock options, stock appreciation rights, performance units, shares of common stock, restricted stock, restricted stock units, cash incentive awards, dividend equivalent units, or any other type of award permitted under the Plan. If the Plan is approved, then the Administrator may grant any type of award to any participant it selects, but only our employees or our subsidiaries’ employees may receive grants of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Awards may be granted alone or in addition to, in tandem with, or (subject to the repricing prohibition described below) in substitution for any other award (or any other award granted under another plan of our company or any affiliate, including the plan of an acquired entity).

Shares Reserved under the Plan. The Plan provides that 3,500,000 shares of our common stock are reserved for issuance under the Plan, subject to adjustment as described below. We may issue all reserved shares pursuant to the exercise of incentive stock options. The number of shares reserved for issuance under the Plan will be reduced on the date of the grant of any award by the maximum number of shares, if any, that may become payable with respect to which such award is granted. However, an award that may be settled solely in cash will not deplete the Plan’s share reserve at the time the award is granted. If (a) an award lapses, expires, is canceled, or terminates without issuance of shares or is settled in cash, (b) the Administrator determines that the shares granted under an award will not be issuable because the conditions for issuance will not be satisfied, (c) shares are forfeited under an award, or (d) shares are issued under any award and we reacquire them pursuant to our reserved rights upon the issuance of the shares, then those shares are added back to the reserve and may again be used for new awards under the Plan. Shares that are tendered or withheld in payment of the exercise price of a stock option or as a result of the net settlement of an outstanding stock appreciation right, shares we purchase using proceeds from stock option exercises and shares tendered or withheld to satisfy any federal, state, or local tax withholding obligations may not be made available for re-issuance under the Plan.

Options. The Administrator may grant stock options and determine all terms and conditions of each stock option, which include the number of stock options granted, whether a stock option is to be an incentive stock option or non-qualified stock option, and the grant date for the stock option. However, the exercise price per share of common stock may never be less than the fair market value of a share of common stock on the date of grant and the expiration date may not be later than 10 years after the date of grant. Stock options will be exercisable and vest at such times and be subject to such restrictions and conditions as are determined by the Administrator, including with respect to the manner of payment of the exercise price of such stock options.

Stock Appreciation Rights. The Administrator may grant stock appreciation rights (“SARs”). An SAR is the right of a participant to receive cash in an amount, and/or common stock with a fair market value, equal to the appreciation of the fair market value of a share of common stock during a specified period of time. The Plan provides that the Administrator will determine all terms and conditions of each SAR, including, among other things: (i) whether the SAR is granted independently of a stock option or relates to a stock option, (ii) the grant price, which may never be less than the fair market value of our common stock as determined on the date of grant, (iii) a term that must be no later than 10 years after the date of grant, and (iv) whether the SAR will settle in cash, common stock or a combination of the two.

Performance and Stock Awards. The Administrator may grant awards of shares of common stock, restricted stock, restricted stock units (“RSU”) or performance units. Restricted stock means shares of common stock that are subject to a risk of forfeiture and/or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals (as described below) or upon the completion of a period of service. An RSU grants the participant the right to receive cash or shares of common stock, the value of which is equal to the fair market value of one share of common stock, to the extent performance goals are achieved or upon the completion of a period of service. Performance units give the participant the right to receive cash or shares of common stock valued in relation to a unit that has a designated dollar value or the value of which is equal to the fair market value of one or more shares of common stock, to the extent performance goals are achieved.

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The Administrator will determine all terms and conditions of the awards including (i) whether performance goals must be achieved for the participant to realize any portion of the benefit provided under the award, (ii) the length of the vesting and/or performance period and, if different, the date that payment of the benefit will be made, (iii) with respect to performance units, whether to measure the value of each unit in relation to a designated dollar value or the fair market value of one or more shares of common stock, and (iv) with respect to performance units and RSUs, whether the awards will settle in cash, in shares of common stock (including restricted stock) or in a combination of the two.

Cash Incentive Awards. The Administrator may grant cash incentive awards. A cash incentive award is the right to receive a cash payment to the extent one or more performance goals are achieved. The Administrator will determine all terms and conditions of a cash incentive award, including, but not limited to, the performance goals (as described above), the performance period, the potential amount payable and the timing of payment. While the Plan permits the granting of cash incentive awards, it does not restrict our ability to grant cash awards outside of the Plan.

Performance Goals. For purposes of the Plan, the Administrator may establish any objective or subjective performance goals to measure the level of performance and determine the payout or vesting of an award. Performance goals may relate to one or more of the following measures, or other measures established by the Administrator, with respect to our Company or any one or more of our subsidiaries, affiliates, or other business units (singly or in combination): net sales; cost of sales; revenue; gross income; net income; operating income; income from continuing operations; earnings (including before taxes, and/or interest, and/or depreciation and amortization); earnings per share (including diluted earnings per share); price per share of common stock; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; ratio of debt to debt plus equity; return on stockholder equity; return on capital; return on assets; operating working capital; average accounts receivable; economic value added; total stockholder return; customer satisfaction; operating margin; profit margin; sales performance; sales quota attainment; new sales; cross/integrated sales; customer engagement; internal revenue growth; client retention; the achievement of research, production, or regulatory approval milestones; achievement of merger or acquisition milestones (including but not limited to identification of acquisition candidates). Performance goals may also relate to a participant’s individual performance. The Administrator reserves the right to adjust any performance goals or modify the manner of measuring or evaluating a performance goal.

Dividends and Dividend Equivalent Units. The Administrator may grant dividend equivalent units in connection with RSUs or performance units. A dividend equivalent unit gives the participant the right to receive a payment, in cash or shares of common stock, equal to the cash dividends or other distributions that we pay with respect to a share of common stock. The Administrator will determine all terms and conditions of a dividend equivalent unit award. However, no dividends or dividend equivalent units may be paid with respect to any award that is subject to performance goals unless and until such performance goals have been satisfied.

Other Stock-Based Awards. The Administrator may grant to any participant other stock-based awards, including shares of unrestricted stock, as a replacement for other compensation to which such participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

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Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless the Administrator allows a participant to (i) designate in writing a beneficiary to exercise the award or receive payment under the award after the participant’s death, (ii) transfer an award to a former spouse as required by a domestic relations order incident to a divorce, or (iii) otherwise transfer an award without receiving any consideration.

Adjustments. If (i) we are involved in a merger or other transaction in which our shares of common stock are changed or exchanged; (ii) we subdivide or combine shares of common stock or declare a dividend payable in shares of common stock, other securities, or other property (other than stock purchase rights issued pursuant to a stockholder rights agreement); (iii) we effect a cash dividend that exceeds 10% of the fair market value of a share of common stock or any other dividend or distribution in the form of cash or a repurchase of shares of common stock that our Board determines is special or extraordinary, or that is in connection with a recapitalization or reorganization; or (iv) any other event occurs that in the Administrator’s judgment requires an adjustment to prevent dilution or enlargement of the benefits intended to be made available under the Plan, then the Administrator will, in a manner it deems equitable, adjust any or all of (A) the number and type of shares subject to the Plan and which may, after the event, be made the subject of awards; (B) the number and type of shares of common stock subject to outstanding awards; (C) the grant, purchase, or exercise price with respect to any award; and (D) the performance goals of an award.

In any such case, the Administrator may also provide for a cash payment to the holder of an outstanding award in exchange for the cancellation of all or a portion of the award, subject to the terms of the Plan.

The Administrator may, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, authorize the issuance or assumption of awards upon terms and conditions we deem appropriate without affecting the number of shares of common stock otherwise reserved or available under the Plan.

Change of Control. To the extent a participant has an employment, retention, change of control, severance, or similar agreement with us or any of our affiliates that discusses the effect of a change of control (as defined in the Plan) on the participant’s awards, such agreement will control. Otherwise, unless otherwise provided in an award agreement or by the Administrator prior to the change of control, in the event of a change of control, if the purchaser, successor or surviving entity (or parent thereof) (the “Successor”) agrees, then some or all outstanding awards will be assumed or replaced with the same type of award with similar terms and conditions. If applicable, each award that is assumed must be appropriately adjusted, immediately after such change of control, to apply to the number and class of securities that would have been issuable to a participant upon the consummation of such change of control had the award been exercised, vested, or earned immediately prior to such change of control, and other appropriate adjustment to the terms and conditions of the award may be made.

If a participant is terminated from employment without cause (as defined in the Plan) or the participant resigns employment for good reason (as defined in the Plan) within 24 months following the change of control, then upon such termination, all of the participant’s awards in effect on the date of such termination will vest in full or be deemed earned in full.

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If the Successor does not assume the awards or issue replacement awards, then immediately prior to the change of control date:

●	Each stock option or SAR then held by a participant will become immediately and fully vested, and all stock options and SARs will be cancelled on the change of control date in exchange for a cash payment equal to the excess of the change of control price of the shares of common stock over the purchase or grant price of such shares under the award.

●	Unvested restricted stock, RSUs (and any related dividend equivalent units), and shares of common stock will vest in full.

●	All performance units (and any related dividend equivalent units) that are earned but not yet paid will be paid in an amount equal to the value of the performance unit, and all such awards for which the performance period has not expired will be cancelled in exchange for a payment equal to the product of (i) the value of the performance units amount that would have been earned if the performance goals (determined at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, target performance achievement, and (ii) a fraction with a numerator of the number of whole months that have elapsed since the performance period commenced at the time of the change of control and a denominator of the number of whole months in the performance period.

●	All cash incentive awards that are earned but not yet paid will be paid, and all cash incentive awards that are not yet earned will be cancelled in exchange for a cash payment equal to the product of (i) the value of the awards that would have been earned if the performance goals (determined at the time of the change of control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, target performance achievement, and (ii) a fraction with a numerator of the number of whole months that have elapsed since the performance period commenced at the time of the change of control and a denominator of the number of whole months in the performance period.

●	All other unvested awards will vest and any amounts payable will be paid in cash.

For the purpose of valuing awards upon a change of control, if the value of any awards mentioned above is based on the fair market value of a share of common stock, “fair market value” will be deemed to mean the per share price paid, or deemed paid, in the change of control transaction, as determined by the Administrator. However, the terms of any awards subject to Code Section 409A will be governed by Code Section 409A to the extent required to comply with this section.

Term of Plan. Unless earlier terminated by the Board, the Plan will remain in effect until the date all shares reserved for issuance have been issued, except that no incentive stock options may be issued if the term of the Plan extends beyond 10 years from the effective date without stockholder approval of such extension.

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Termination and Amendment. The Board or Administrator may amend, alter, suspend, discontinue or terminate the Plan at any time, subject to the following limitations:

●	the Board must approve any amendment to the Plan if we determine such approval is required by prior action of the Board, applicable corporate law, or any other applicable law; and

●	stockholders must approve any amendment to the Plan if we determine that such approval is required by Section 16 of the Securities Exchange Act of 1934, the Code, the listing requirements of any principal securities exchange or market on which the shares are then traded, or any other applicable law. Such amendments include, but are not limited to, an amendment to materially increase the number of shares of common stock reserved under the Plan (except permitted adjustments under the Plan) or an amendment that would diminish the protection against repricing and backdating of options or SARs.

Subject to the requirements of the Plan, the Administrator may modify or amend any award or waive any restrictions or conditions applicable to any award or the exercise of the award, or amend, modify, or cancel any terms and conditions applicable to any award, in each case, by mutual agreement of the Administrator and the participant or any other person(s) that may have an interest in the award, so long as any such action does not increase the number of shares of common stock issuable under the Plan. We need not obtain participant (or other interested party) consent for any such action (i) that is permitted pursuant to the adjustment provisions of the Plan; (ii) to the extent we deem the action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which our common stock is then traded; (iii) to the extent we deem the action is necessary to preserve favorable accounting or tax treatment of any award for us; or (iv) to the extent we determine that such action does not materially and adversely affect the value of an award or that such action is in the best interest of the affected participant or any other person(s) as may then have an interest in the award.

The authority of the Board and the Committee to terminate or modify the Plan or awards, and to otherwise administer the Plan with respect to outstanding awards, will extend beyond the termination date of the Plan. In addition, termination of the Plan will not affect the rights of participants with respect to awards previously granted to them, and all unexpired awards will continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

Repricing Prohibited. Except for the adjustments provided for in the Plan, neither the Administrator nor any other person may amend the terms of outstanding stock options or SARs to reduce their exercise or grant price, cancel outstanding stock options or SARs in exchange for stock options or SARs with an exercise or grant price that is less than the exercise or grant price of the awards being cancelled, or cancel outstanding stock options or SARs with an exercise or grant price above the current fair market value of a share in exchange for cash or other securities. In addition, the Administrator may not grant a stock option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such award.

Certain Federal Income Tax Consequences. The following summarizes certain U.S. federal income tax consequences relating to the Plan under current tax law.

Tax Consequences of Stock Options. The grant of a stock option will create no income tax consequences to us or the recipient. A participant who is granted a non-qualified stock option will generally recognize ordinary compensation income at the time of exercise in an amount equal to the excess of the fair market value of the common stock at such time over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Upon the participant’s subsequent disposition of the shares of common stock received with respect to such stock option, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the exercise date.

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In general, a participant will recognize no income or gain as a result of exercise of an incentive stock option (except that the alternative minimum tax may apply). Except as described below, the participant will recognize a long-term capital gain or loss on the disposition of the common stock acquired pursuant to the exercise of an incentive stock option and we will not be allowed a deduction. If the participant fails to hold the shares of common stock acquired pursuant to the exercise of an incentive stock option for at least two years from the grant date of the incentive stock option and one year from the exercise date, then the participant will recognize ordinary compensation income at the time of the disposition equal to the lesser of (a) the gain realized on the disposition, or (b) the excess of the fair market value of the shares of common stock on the exercise date over the exercise price. We will generally be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the participant. Any additional gain realized by the participant over the fair market value at the time of exercise will be treated as a capital gain.

Stock Appreciation Rights. The grant of an SAR will create no income tax consequences to us or the recipient. Upon the exercise or maturity of an SAR, the participant will recognize ordinary income equal to the amount of cash and the fair market value of any shares received. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If shares are delivered under the SAR, upon the participant’s subsequent disposition of the shares, the participant will recognize capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the participant received the shares.

Restricted Stock. Generally, a participant will not recognize income and we will not be entitled to a deduction at the time an award of restricted stock is made, unless the participant makes the election described below. A participant who has not made such an election will recognize ordinary income at the time the restrictions on the stock lapse in an amount equal to the fair market value of the restricted stock at such time. We will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. Any otherwise taxable disposition of the restricted stock after the time the restrictions lapse will result in a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized from the sale differs from the tax basis, i.e., the fair market value of the common stock on the date the restrictions lapse. Dividends paid in cash and received by a participant prior to the time the restrictions lapse will constitute ordinary income to the participant in the year paid and we will generally be entitled to a corresponding deduction for such dividends. Any dividends paid in stock will be treated as an award of additional restricted stock subject to the tax treatment described herein.

A participant may, within 30 days after the date of the award of restricted stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such restricted stock on the date of the award (less the amount, if any, the participant paid for such restricted stock). If the participant makes such an election, then we will generally be entitled to a corresponding deduction in the same amount and at the same time as the participant recognizes income. If the participant makes the election, then any cash dividends the participant receives with respect to the restricted stock will be treated as dividend income to the participant in the year of payment and will not be deductible by us. Any otherwise taxable disposition of the restricted stock (other than by forfeiture) will result in a capital gain or loss. If the participant who has made an election subsequently forfeits the restricted stock, then the participant will not be entitled to deduct any loss. In addition, we would then be required to include as ordinary income the amount of any deduction we originally claimed with respect to such shares.

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Performance Units and Restricted Stock Units. The grant of a performance unit or RSU will create no income tax consequences to us or the participant. Upon the participant’s receipt of cash and/or shares at the end of the applicable performance or vesting period, the participant will recognize ordinary income equal to the amount of cash and/or the fair market value of the shares received, and we will generally be entitled to a corresponding deduction in the same amount and at the same time. If performance units or RSUs are settled in whole or in part in shares, upon the participant’s subsequent disposition of the shares the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Cash Incentive Awards. A participant who is paid an incentive award will recognize ordinary income equal to the amount of cash paid, and we will generally be entitled to a corresponding deduction in the same amount and at the same time.

Other Stock Based Awards. A participant who receives shares of common stock pursuant to a stock award will recognize ordinary income equal to the fair market value of the shares received and we will generally be entitled to a corresponding deduction in the same amount and at the same time. Upon the participant’s subsequent disposition of the shares, the participant will recognize a capital gain or loss (long-term or short-term, depending on the holding period) to the extent the amount realized upon disposition differs from the shares’ tax basis, i.e., the fair market value of the shares on the date the employee received the shares.

Withholding. In the event that we or one of our affiliates are required to withhold any federal, state or local taxes or other amounts in respect of any income recognized by a participant as a result of the grant, vesting, payment or settlement of an award or disposition of any shares acquired under an award, we may satisfy such obligation by:

●	If cash is payable under an award, deducting from such cash payment the amount needed to satisfy such obligation;

●	If shares are issuable under an award, then to the extent that the Administrator approves, (1) withholding shares of common stock having a fair market value equal to such obligation, or (2) allowing the participant to elect to (a) have us or our affiliates withhold shares otherwise issuable under the award, (b) tender back shares received in connection with such award, or (c) deliver other previously owned shares, in each case having a fair market value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total statutory maximum federal, state, and local tax withholding obligations associated with the transaction to the extent needed for us or our affiliates to avoid an accounting charge; or

●	Deducting the amount needed to satisfy such obligation from any wages or other payments owed to the participant, requiring such participant to pay us or our affiliate in cash, or making other arrangements satisfactory to us or our affiliate.

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No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, we do not guarantee that (i) any award intended to be exempt from Section 409A of the Code is so exempt, (ii) any award intended to comply with Section 409A or Section 422 of the Code does so comply, or (iii) any award will otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will we or any of our affiliates be required to indemnify, defend, or hold harmless any individual with respect to the tax consequences of any award.

Section 162(m) Limit on Deductibility of Compensation. Section 162(m) of the Code limits our deduction to $1 million of compensation paid per person per year, including compensation arising from awards granted under the Plan, with respect to our covered employees.

Treatment of “Excess Parachute Payments.” The accelerated vesting or payment of awards under the Plan upon a change of control of our Company could result in a participant being considered to receive “excess parachute payments” (as defined in Section 280G of the Code), which payments are subject to a 20% excise tax imposed on the participant. In such event, we would not be able to deduct the excess parachute payments made to a participant. The Plan has what is known as a “better of” provision under which the participant will receive the greater after-tax benefit between payment in full, including payment of the excise tax, or reduction of such payment to $1 less than the maximum amount the participant could receive without being subject to the excise tax.

New Plan Benefits. All awards to our directors, executive officers, employees, consultants or advisors are made at our discretion, and the benefits and amounts that will be received or allocated under the Plan are not determinable at this time.

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Equity Compensation Plan Information. The following table provides information about our equity compensation plans as of December 31, 2018.

Plan category	Number of securities to be issued upon the exercise of outstanding options, warrants, rights and performance share awards (a)	Weighted-average exercise price of outstanding options, warrant and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column) (c)
Equity compensation plan approved by security holders	50,000	$3.47	207,143
Equity compensation plan not approved by security holders	334,400	$2.84	-
Total	384,400	$2.92	207,143	(1)

(1) Represents shares available for issuance under the Heatwurx, Inc. 2011 Amended and Restated Equity Incentive Plan.

Vote Required

The affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting will be required to approve the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

Board of Directors Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THE PROCESSA PHARMACEUTICALS, INC. 2019 OMNIBUS INCENTIVE PLAN.

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PROPOSAL NO. 3
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BD & Company Inc., an independent registered public accounting firm, has audited Processa’s financial statements for the years ended December 31, 2018, and 2017. The Board of Directors of Processa has selected BD & Company as the independent registered public accounting firm to audit the consolidated financial statements of Processa for the fiscal year ending December 31, 2019. A representative of BD & Company is expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement if the representative desires to do so and is expected to be available to respond to appropriate questions.

Ratification of the appointment of BD & Company as Processa’s independent registered public accounting firm is not required to be submitted to our stockholders for a vote. The Sarbanes-Oxley Act of 2002 requires the Audit Committee, or the entire Board of Directors in the event there is no Audit Committee, as is the case with us, to be directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. However, the Board is submitting this matter to the stockholders for ratification as a matter of good corporate governance. If the appointment of BD & Company is not ratified by the stockholders at the Annual Meeting, the Board of Directors may reconsider whether to retain BD & Company and may retain BD & Company or another firm without resubmitting the matter to Processa’s stockholders. Even if the stockholders vote in favor of ratification of the appointment, the Board of Directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Processa and the stockholders.

Audit and Non-Audit Fees Billed to the Company by Independent Registered Public Accounting Firm

The following table sets forth the aggregate fees billed to Processa for the years ended December 31, 2018 and 2017 by BD & Company:

	Fiscal 2018	Fiscal 2017
Audit Fees	$61,544	$24,683
Audit-Related Fees	—	-
Tax Fees	11,750	-
All Other Fees	24,650	-
Total	$97,944	$24,683

Audit Fees. These fees were for professional services rendered for 2018 and 2017 in connection with the audit of our annual financial statements and review of the financial statements included in our Quarterly Reports on Form 10-Q. The amounts also include fees for services that are normally provided by BD & Company Inc. in connection with statutory and regulatory filings and engagements for the years identified.

Audit-Related Fees. These fees were for assurance and related services that were related to the performance of the audit or review of our financial statements and were not reported under the caption “Audit Fees.” This category may include fees related to the performance of audits and attestation services not required by statute or regulations, or accounting consultations about the application of generally accepted accounting principles to proposed or significant transactions.

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Tax Fees. These fees were for tax compliance, tax planning, tax advice and corporate tax services. Corporate tax services encompass a variety of permissible services, including technical tax advice related to tax matters; assistance with withholding-tax matters; assistance with state and local taxes; preparation of reports to comply with local tax authority transfer pricing documentation requirements; and assistance with tax audits.

All Other Fees. These fees were primarily for services related to our Registration Statement on Form S-1 in 2018.

Vote Required

Assuming a quorum is present, the affirmative vote of a majority in voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter shall ratify the selection of BD & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Abstentions will be treated as votes “against” the proposal. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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CORPORATE GOVERNANCE

Our Board believes that adherence to good corporate governance principles is essential to running our business efficiently, to maintaining our integrity in the marketplace, and to ensuring that the Company is managed for the long-term benefit of our stockholders. The Board recognizes that maintaining and ensuring good corporate governance is a continuous process. Our Board has adopted the Processa Pharmaceuticals Inc. Code of Ethical Business Conduct (the “Code of Ethics”) which applies to all of our employees, officers and directors. It establishes standards of conduct for individuals and also individual standards of business conduct and ethics.

Board Leadership Structure

Our Board will periodically review our leadership structure and may make such changes in the future as it deems appropriate. Our bylaws provide our Board with flexibility to combine or separate the positions of Chairman of our Board and Chief Executive Officer and/or to implement a presiding or lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. The Board does not currently have a policy, one way or the other, with respect to whether the same person should serve as both the chief executive officer and chair of the Board or, if the roles are separate, whether the chair of the Board should be selected from the non-employee directors or should be an employee. At the present time our Chief Executive Officer serves as the Chairman of the Board. We believe that this leadership structure is appropriate at this time because:

●	it promotes unified leadership and direction for the Company;

●	it allows for a single, clear focus for management to execute the Company’s strategic initiatives and business plans;

●	our Chief Executive Office is in the best position to chair board meetings and to ensure that the key business issues and risks facing the Company are brought to the Board’s attention; and

●	we can more effectively execute our strategy and business plans to maximize shareholder value when the Chairman of the Board is also a member of the management team.

Processa’s goal is to always have a Board of Directors that brings us a variety of perspectives and skills derived from high quality business, professional and personal experience.

Family Relationships

There are no family relationships among our officers or directors.

Board Committees

We presently do not have an audit committee, compensation committee, nominating/governance committee or any other committee performing similar functions. Our Board does however expect to establish audit, compensation and nomination/governance committees in the future. Until these committees are established, these decisions will continue to be made by our entire Board of Directors.

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Director Independence

The Board has determined that both Justin Yorke and Virgil Thompson are independent directors as such term is defined by NASDAQ Listing Rule 5605 for service on our Board of Directors and as members of an audit committee we expect to establish in the future. In addition, Justin Yorke qualifies as an “audit committee financial expert” as such term is defined pursuant to SEC rules.

Risk Oversight

Our entire Board has oversight responsibility for the Company’s risk management process, including whether the Code of Ethics is successful in preventing illegal or improper conduct, and our management’s risk assessments and management’s financial risk management policies, including the policies and guidelines used by management to identify, assess and manage our exposure to financial risk. Our Board assesses and monitors any major compensation-related risk exposures and the steps management should take to monitor or mitigate such exposures.

Code of Ethics

We maintain a Code of Ethics and Business Conduct, which applies to all of our employees, officers and directors. It establishes standards of conduct for individuals and also individual standards of business conduct and ethics.

Meetings of the Board of Directors

During 2018, our Board met three times. All the directors attended in person or via teleconference 100% of the meetings that occurred during each director’s service on the Board. We anticipate that each member of the Board will attend our annual meetings of stockholders.

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QUALIFICATIONS OF CANDIDATES FOR ELECTION TO THE BOARD

The Board of Directors, as a group, identifies and recommends candidates it believes are qualified to stand for election as directors of Processa or to fill any vacancies on the Board. In identifying director candidates, the Board may retain third party search firms.

In order to evaluate and identify director candidates, the Board considers the suitability of each director candidate, including the current members of the Board, in light of the current size, composition and current perceived needs of the Board. The Board seeks highly qualified and experienced director candidates and considers many factors in evaluating such candidates, including issues of character, judgment, independence, background, age, expertise, diversity of experience, length of service and other commitments. Additionally, while the Board does not have a formal policy with respect to diversity, it seeks to have a Board that is diverse in these factors and gives due consideration to contributions to diversity on the Board when evaluating the qualifications of any potential director candidate. The Board does not assign any particular weight or priority to any of these factors. The Board has established the following minimum requirements for director candidates: being able to understand fundamental financial statements; having at least 10 years of relevant business experience; having no identified conflicts of interest as a director of Processa; having not been convicted in a criminal proceeding other than traffic violations during the ten years before the date of selection; and being willing to comply with the Company’s Code of Ethics. The Board retains the right to modify these minimum qualifications from time to time. Exceptional candidates who do not meet all of these criteria may still be considered.

The Board may review director candidates by reviewing information provided to it, through discussions with persons familiar with the candidate, or other actions that the Board deems proper. After such review and consideration, the Board designates any candidates who are to be interviewed and by whom they are to be interviewed. After interviews, the Board would approve any new directors to be nominated.

The Board will consider director candidates recommended by stockholders in the same manner that it considers all director candidates. Stockholders who wish to nominate a qualified candidate for the 2020 annual meeting must submit such nomination in writing to Wendy Guy, our Corporate Secretary, at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076, in accordance with the stockholder proposal requirements summarized under “Stockholder Proposals” below.

BOARD OF DIRECTORS VACANCIES

Our bylaws authorize only our Board to fill vacant directorships, including newly created seats. In addition, the number of directors constituting our Board is permitted to be set only by a resolution adopted by our Board. These provisions prevent a stockholder from increasing the size of our Board and then gaining control of our Board by filling the resulting vacancies with its own nominees. This makes it more difficult to change the composition of our Board but promotes continuity of management.

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BENEFICIAL OWNERSHIP OF COMMON STOCK

The following table sets forth the number of shares of our common stock beneficially owned as of April 15, 2019 by each director, named executive officer and beneficial owners of more than 5% of the outstanding shares of the common stock based on 38,674,265 shares of common stock issued and outstanding as of April 15, 2019. Unless otherwise indicated, the address of each person listed below is c/o 7380 Coca Cola Drive, Suite 106, Hanover, Maryland 21076.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws where applicable.

For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3(d) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), pursuant to which a person is deemed to have beneficial ownership of any shares of common stock that such stockholder has the right to acquire within 60 days after April 15, 2019. The inclusion of any securities in the following table does not constitute an admission of beneficial ownership by the persons named below.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	% of Shares of Common Stock Beneficially Owned
Officers and Directors
David Young(1), (2), (9)	8,093,422	20.93%
Sian Bigora(3)	3,409,316	8.82%
Patrick Lin(7)	2,402,657	6.21%
Wendy Guy(3)	2,097,952	5.42%
Virgil Thompson(8)	606,992	1.57%
Justin Yorke(4)	2,601,739	6.73%
James Stanker	9,000	*
Total for all Officers and Directors	19,221,078	49.70%

5% Stockholders
Promet Therapeutics, LLC(5)	13,842,032	35.79%
Young-Plaisance Revoc. Trust(2),(10)	3,097,462	8.01%
CorLyst, LLC(6),(11)	2,490,924	6.44%
CoNCERT Pharmaceuticals, Inc.	2,090,301	5.40%

* - represents less than 1%

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(1)	David Young is the beneficial owner of these shares. 2,460,982 of these shares are held through David Young’s equity interest in Promet and are excluded from the Promet shares reported in this table.
(2)	The shares reported include 3,097,462 shares held by the Young-Plaisance Revoc. Trust and 2,490,924 shares held by CorLyst, LLC (“CorLyst”) and 22,027 shares that David Young will receive on the exercise of stock purchase warrants. David Young is the Trustee of the Young-Plaisance Revoc. Trust and the Chief Executive Officer and Managing Member of CorLyst. David Young disclaims beneficial ownership of a portion of CorLyst shares.
(3)	Sian Bigora and Wendy Guy are the beneficial owners of these shares through their equity interest in Promet and in CorLyst, CorLyst being an equity holder of Promet. These shares are not included in the Promet or CorLyst number of shares listed in this table.
(4)	Justin Yorke, a member of our Board of Directors, is a manager of the San Gabriel Fund, LLC, JMW Fund, LLC and the Richland Fund, LLC. The shares reported for Mr. Yorke include the shares held by these Funds.
(5)	The Processa shares listed on this table as owned by Promet are the Processa shares beneficially owned by Promet members other than CorLyst, David Young, Sian Bigora, Patrick Lin, Wendy Guy and Virgil Thompson.
(6)	The Processa shares listed on this table as owned by CorLyst are the portion of Processa shares beneficially owned by CorLyst members other than the Young-Plaisance Revocable Trust, Sian Bigora and Wendy Guy.
(7)	Patrick Lin is the beneficial owner of these shares, 2,340,099 shares are held by Promet and not included in the Promet number of shares reported in this table and 31,279 shares that Patrick Lin will receive on the exercise of stock purchase warrants.
(8)	Virgil Thompson is the beneficial owner of these shares through his equity interest in Promet. These shares are held by Promet and are not included in the Promet shares reported in this table.
(9)	Although David Young confers with all other members or parties associated with Promet, CorLyst and the Young-Plaisance Revoc Trust, David Young has voting and investment control of these entities.
(10)	Includes 213,250 shares of common stock that will be issued upon the exercise of stock purchase warrants.
(11)	Includes 132,159 shares of common stock that will be issued upon the exercise of stock purchase warrants.

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EXECUTIVE COMPENSATION

The following table identifies our current executive officers, the positions they hold, and their current age. Our executive officers are appointed by our Board of Directors to hold office until their successors are elected or their earlier death, resignation or removal.

Name	Age	Positions
David Young	66	Chairman of the Board and Chief Executive Officer
Patrick Lin	53	Director and Chief Business and Strategy Officer
Sian Bigora	58	Chief Development Officer
Wendy Guy	54	Chief Administrative Officer
James Stanker	61	Chief Financial Officer

For biographical information about Dr. Young and Mr. Lin, please refer to Proposal 1 entitled “Election of Directors.” Biographical information about Dr. Bigora, Ms. Guy and Mr. Stanker is as follows:

Sian Bigora, Pharm.D. - Dr. Bigora has over 20 years of pharmaceutical research, regulatory strategy and drug development experience working closely with Dr. Young. She was Co-Founder, Director, and Chief Development Officer at Promet Therapeutics, LLC. Prior to Promet, Dr. Bigora was Vice President of Regulatory Affairs at Questcor Pharmaceuticals (acquired by Mallinckrodt Pharmaceuticals in 2014) from 2009-2015, including leading efforts on modernizing the Acthar Gel label and in obtaining FDA approval in Infantile Spasms, events of material importance to Questcor’s subsequent success. During her time at Questcor, she assisted in building an expert regulatory group to address both commercial and development needs for complex products such as Acthar. Dr. Bigora’s role at Questcor included heading up the development of a safety pharmacovigilance group and a clinical quality group. Prior to her position at Questcor, Dr. Bigora was Vice President of Clinical and Regulatory Affairs, U.S. Operations of AGI Therapeutics, plc. In this role, she was responsible for the development and implementation of Global Phase 3 studies and interactions with regulatory authorities. Previously, she operated her own consulting company, serving as the regulatory and drug development expert team member for multiple small and mid-sized pharmaceutical companies. Dr. Bigora held multiple positions in regulatory affairs, operations and project management ending as VP of Regulatory Affairs at the Strategic Drug Development Division of ICON, plc, an international CRO, and at GloboMax LLC, a CRO specializing in FDA drug development, purchased by ICON plc in 2003. Prior to GloboMax, she worked in the Pharmacokinetics and Biopharmaceutics Laboratory at the School of Pharmacy, University of Maryland on the FDA funded Clinical Pharmacology contract and UMAB-FDA contract as a clinical scientist and instructor for FDA reviewers. Dr. Bigora received a Pharm.D. from the School of Pharmacy at the University of Maryland at Baltimore. She also completed a Fellowship in Pharmacokinetics and Pediatric Infectious Diseases at the University of Maryland at Baltimore.

Wendy Guy - Ms. Guy has more than 20 years of experience in business operations. She has worked closely with Dr. Young over the last 18 years in corporate management and operations, human resources, and finance. She was Co-Founder, Director, and Chief Administrative Officer of Promet Therapeutics, LLC. Prior to Promet, Ms. Guy was employed at Questcor Pharmaceuticals (acquired by Mallinckrodt Pharmaceuticals in 2014) as Senior Manager, Business Operation in charge of the Maryland Office for Questcor. During the five years she spent at Questcor, she built a dynamic administrative and contracts team, grew the Maryland Office from two employees to just under 100, and expanded the facility from 1,200 sq. ft. to 15,000 sq. ft. Prior to her position at Questcor, Ms. Guy was Senior Manager, U.S. Operations of AGI Therapeutics, plc. In this role, she was responsible for the day to day business and administrative operations of the company. Previously, she held multiple senior level positions with the Strategic Drug Development Division of ICON, GloboMax, and Mercer Management Consulting. Ms. Guy received an A.A. from Mount Wachusett Community College.

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James Stanker - Mr. Stanker was appointed as our Chief Financial Officer effective September 5, 2018. Mr. Stanker has over 30 years of financial and executive leadership experience in the areas of accounting principles and audit standards, regulatory reporting, and fiscal management and strategy. He has served in a financial leadership role as an audit partner at Grant Thornton from February 2000 until his retirement in August 2016. His responsibilities included managing the audit quality in the Atlantic Coast Market Territory. From 2009 to 2012, he served as the Global Head of Audit Quality for Grant Thornton International. Prior to joining Grant Thornton, Mr. Stanker served as the Chief Financial Officer for a NASDAQ listed company and for a privately-held life science company. Mr. Stanker is a Certified Public Accountant. He has a bachelor’s degree in Aeronautics from San Jose State University and a Master’s in Business Administration from California State University, East Bay. He currently serves on the Board of Directors and is Chairman of the Audit Committee of GSE Systems, Inc. Mr. Stanker is also an adjunct professor in the George B. Delaplaine School of Business at Hood College. Since his retirement from Grant Thornton, Mr. Stanker has provided financial consulting services to numerous companies.

Overview

The compensation of our executive officers is structured with the goal of providing a competitive compensation program that will enable us to attract and retain highly-qualified executives, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders. Our Chief Executive Officer does not currently draw any salary. Our Chief Financial Officer is currently compensated a combination of base salary and equity compensation in the form of stock options granted outside our existing Heatwurx Omnibus Incentive Plan.

Employment Agreements, Severance and Change in Control Agreements

We have not entered into an employment agreement, severance agreement or change-of-control agreement with our Chief Executive Officer. In connection with Mr. Stanker’s employment, we entered into an employment agreement with him under which he will receive a base salary of $87,500. The Company granted Mr. Stanker stock options to purchase 316,400 shares of the Company’s common stock at an exercise price equal to the closing price of the Company’s common stock on such date. The options are for a 10-year term and vest 25% on September 1, 2019 and 1/48th of such options shall vest each month thereafter provided Mr. Stanker continues employment with us. In the event Mr. Stanker is terminated without Cause (as defined in the Agreement) or for Good Reason (as defined in the Agreement) prior to September 1, 2019, 25% of such options shall vest. The options shall vest in full upon a Change in Control (as defined in the Agreement) and if terminated without Cause or for Good Reason in connection therewith, he shall also receive six months of base salary as a severance payment. Mr. Stanker is entitled to participate in all employee benefits available to employees of the Company. The Employment Agreement also includes confidentiality provisions. Mr. Stanker also received an option to purchase 18,000 shares of Processa’s common stock at the exercise price $2.84. These options vest 9,000 shares on March 1, 2019 and 9,000 on September 1, 2019.

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Summary Compensation Table

The following sets forth all compensation awarded, earned or paid for services rendered in all capacities to our chief executive officers during prior fiscal years. No executive officer received compensation in excess of $100,000 in 2018. No executive officer or director of Processa received or had vested options to acquire securities of Processa in 2017.

Name and Principal Position	Year	Salary	Option Awards(2)	Total
David Young	2018	$-	$-	$-
Chairman and Chief Executive Officer	2017	$-	$-	$-

Patrick Lin	2018	$44,479	$-	$44,479
Chief Business and Strategy Officer	2017	$25,000	$-	$25,000

Sian Bigora	2018	$50,750	$-	$50,750
Chief Development Officer	2017	$52,500	$-	$52,500

Wendy Guy	2018	$87,500	$-	$87,500
Chief Administrative Officer	2017	$87,500	$-	$87,500

James Stanker	2018	$29,167	$700,400	$729,567
Chief Financial Officer (1)

(1)	Mr. Stanker started with the Company September 1, 2018.

(2)	Reflects the aggregate grant date fair value of equity awards to each named executive officer during 2018, calculated in accordance with FASB ASC Topic 718. Refer to “Note 9 – Stock-Based Compensation” in the audited financial statements included in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2018 for a discussion of the assumptions used in calculating the award amount.

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Outstanding Equity Awards at Fiscal Year End 2018

The following table lists the outstanding equity awards held by each of our named executive officers as of December 31, 2018:

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
James Stanker	09/01/2018	—	316,400	(1)	$2.84	08/31/2028
	09/01/2018	9,000	9,000	(2)	$2.84	08/31/2028

(1)	This option vests 25% on September 1, 2019 and 1/48th of such options shall vest each month thereafter.

(2)	The option vests 9,000 shares on each of March 1, 2019 September 1, 2019.

The Company recognizes the value of providing equity-based incentives to its employees and intends to grant Omnibus Incentive awards in the future.

The Heatwurx Board of Directors and stockholders approved the Amended and Restated Heatwurx, Inc. 2011 Omnibus Incentive Plan (the “Plan”) in October 2012. All prior awards made under the Plan were cancelled prior to October 4, 2017 in connection with reverse merger/tax-free combination with Heatwurx and are available for future issuances. The following information pertains to the Amended and Restated Heatwurx, Inc. 2011 Omnibus Incentive Plan.

Eligibility. Employees, non-employee directors, advisors, and consultants of the Company and its affiliates are eligible to receive grants under the Plan.

Shares Available. 257,143 shares are reserved for issuance under the Plan. There is currently one grant for 50,000 shares of our common stock outstanding under the Plan. If unexercised options expire or are terminated, the underlying shares will again become available for grants under the Plan.

Grants under the Plan. The Plan provides for the grant of options to purchase shares of common stock of the Company. Options may be incentive stock options, designed to satisfy the requirements of Section 422 of the U.S. Internal Revenue Code, or non-statutory stock options, which do not meet those requirements.

Incentive stock options may only be granted to employees of the Company and its affiliates. Non-statutory stock options may be granted to employees, nonemployee directors, advisors, and consultants of Company and its affiliates.

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Outstanding Options. As of December 31, 2018, and the date hereof, there were no outstanding option grants under the Plan.

Administration of the Plan. The Plan provides that it will be administered by the Board or a Committee designated by the Board. Our Board of Directors will administer the Plan until such time as the Board appoints a Compensation Committee. The Board or the Compensation Committee once appointed will have complete discretion to:

●	determine who should receive an option;

●	determine the type, the number of shares, vesting requirement and other terms and conditions of the options;

●	interpret the Plan and options granted under the Plan; and

●	make all other decisions relating to the operations and administration of the Plan and the options granted under the Plan.

Term of Options. The exercise price for non-statutory and incentive stock options granted under the equity compensation plan may not be less than 100% of the fair market value of the common stock on the option grant date or 110% in the case of incentive stock options granted to employees who own stock representing more than 10% of the voting power of all classes of our common stock (“10%-Stockholders”). The Board of Directors, until a Compensation Committee has been appointed, has the authority to establish the vesting requirements, including the terms under which vesting may be accelerated, and other terms and conditions of the options granted. Options can have a term of no more than ten years from the grant date except for incentive stock options granted to 10%-stockholders which can have a term of no more than five years from the grant date.

The Plan authorizes the Board of Directors or the Compensation Committee once appointed to provide for accelerated vesting of options upon a “Change in Control,” as defined in the Plan. A Change in Control includes:

●	any Person (as such term is used in Sections 13(b) and 14(b) of the 1934 Act) who is or becomes the beneficial owner (“Beneficial Owner”) (as defined in Rule 13d-3 promulgated under the 1934 Act), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of our securities that are then outstanding, provided, however, that an initial public offering shall not constitute a Change in Control for purposes of the Plan;

●	a merger or consolidation after which our current stockholders own less than 50% of the surviving corporation; or

●	a sale of all or substantially all of our assets.

Amendment and Termination. The Board of Directors may amend or terminate the Plan and outstanding options at any time without the consent of option holders provided that such action does not adversely affect outstanding options. Amendments are subject to stockholder approval to the extent required by applicable laws and regulations. Unless terminated sooner, the Plan will automatically terminate on April 15, 2021, the tenth anniversary of April 15, 2011, the date the Plan was adopted by our Board of Directors and approved by our Stockholders.

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The table below provides information as to our current Amended and Restated 2011 Heatwurx Omnibus Incentive Plan as of December 31, 2018.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plan approved by security holders	50,000	$3.47	207,143

Equity compensation plan not approved by security holders	334,400	$2.84	-

Total	384,400		207,143	(1)

(1)	Consists of shares available for issuance under the Amended and Restated 2011 Omnibus Incentive Plan.

DIRECTOR COMPENSATION

Our non-employee directors do not currently receive any compensation for their service on the Board. They are however reimbursed for any reasonable out-of-pocket expenses incurred in connection with service as a director.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS
AND CERTAIN CONTROL PERSONS

We do not have a formal written policy for the review and approval of transactions with related parties. Our unwritten policy with regard to transactions with related persons is that all material transactions are to be reviewed by the entire Board for any possible conflicts of interest. The Board is responsible for review, approval, or ratification of “related-person transactions” involving the Company and related persons.

With the exception of the transactions set forth below, the Company was not a party to any transaction (in which the amount involved exceeded the lesser of $120,000 or 1% of the average of our assets for the last two fiscal years) in which a director, executive officer, holder of more than five percent of our common stock, or any member of the immediate family of any such person has or will have a direct or indirect material interest and no such transactions are currently proposed.

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CorLyst, LLC

CorLyst, LLC (“CorLyst”) was a related party to Promet Therapeutics, LLC (“Promet”) as one of the largest investors in Promet. As a result of the transaction with Heatwurx, all of Promet’s assets were purchased in exchange for equity in the company and CorLyst is now considered a related party to Processa by association. CorLyst and Processa share certain administrative expenses (salaries, healthcare and office space). David Young, our Chief Executive Officer and Chairman of our Board of Directors, is also the Chief Executive Officer and Managing Member of CorLyst, LLC. David Young spends less than 1 hour per week on CorLyst activity, while averaging more than 40 hours per week on Processa activities.

STOCKHOLDER PROPOSALS

Any stockholder desiring to submit a proposal for action by the stockholders at our next annual meeting, which will be our 2020 annual meeting, must satisfy the requirements set forth in the advance notice provision under our bylaws. To be timely submitted for our 2020 annual meeting, any such proposal must be delivered in writing to our Corporate Secretary at the principal executive offices of the Company between the close of business on February 18, 2020 and the close of business on March 20, 2020. If the date of the 2020 annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the first anniversary of the 2019 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2020 annual meeting and not later than the close of business on the later of the 90th day prior to the 2020 annual meeting or, the 10th day following the day on which public announcement of the date of the 2020 annual meeting is first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the 2020 annual meeting must also satisfy Rule 14a-8 of the Exchange Act and be received no later than December 30, 2019. If the date of the 2020 annual meeting is moved by more than 30 days from the first anniversary of the 2019 Annual Meeting, then notice must be received within a reasonable time before we begin to print and send proxy materials.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Our stockholders may contact our Board by regular mail to Wendy Guy, our Corporate Secretary at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076. All communications will be reviewed by management and then forwarded to the appropriate director or directors or to the full Board, as appropriate.

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DELIVERY OF PROXY MATERIALS AND ANNUAL REPORTS

We may satisfy SEC’s rules regarding delivery of proxy statements and annual reports by delivering a single proxy statement and annual report to an address shared by two or more stockholders. This process is known as “householding.” This delivery method can result in meaningful cost savings for us. In order to take advantage of this opportunity, we have delivered only one proxy statement and annual report to multiple stockholders who share an address, unless contrary instructions were received prior to the mailing date. Accordingly, for many stockholders who hold their shares through a bank, brokerage firm or other holder of record (i.e., in “street name”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received.

By Order of the Board of Directors:

/s/ David Young
Chairman of the Board of Directors and Chief Executive Officer

Dated: April 26, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2019
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 19, 2019.

The Notice, this Proxy Statement, and the Annual Report on Form 10-K are available free of charge on the Investor Relations section of Processa’s website at http://www.processapharmaceuticals.com/investors-sec-filing.php.

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ANNEX A

Processa pharmaceuticals, inc.
2019 OMNIBUS INCENTIVE PLAN

1. Purposes, History and Effective Date.

(a) Purpose. The Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase stockholder value by providing Participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s Stock, receive monetary payments based on the value of such Stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b) Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date. This Plan will terminate as provided in Section 14.

(c) History. Prior to the Effective Date, the Company had in effect the Heatwurx 2011 Amended and Restated Equity Incentive Plan (the “Prior Plan”). Upon the Effective Date, the Prior Plan will terminate, and no new awards will be granted under the Prior Plan, although awards previously granted under the Prior Plan and still outstanding will continue to be subject to all terms and conditions of the Prior Plan.

2. Definitions. Capitalized terms used and not otherwise defined in this Plan or in any Award agreement have the following meanings:

(a) “Act” means the Securities Act of 1933, as amended from time to time. Any reference to a specific provision of the Act shall include any successor provision thereto and the rules and regulations promulgated under such provision.

(b) “Administrator” means the Board or the Committee; provided that, to the extent the Board or the Committee has delegated authority and responsibility as an Administrator of the Plan to one or more committees or officers of the Company as permitted by Section 3(b), the term “Administrator” shall also mean such committee(s) and/or officer(s) to the extent of such delegation.

(c) “Affiliate” has the meaning ascribed to such term in Rule 12b-2 under the Exchange Act. Notwithstanding the foregoing, for purposes of determining those individuals to whom an Option or a Stock Appreciation Right that is exempt from Code Section 409A may be granted, the term “Affiliate” means any entity that, directly or through one or more intermediaries, is controlled by or is under common control with, the Company within the meaning of Code Sections 414(b) or (c); provided that, in applying such provisions, the phrase “at least 20 percent” shall be used in place of “at least 80 percent” each place it appears therein.

(d) “Award” means a grant of Options, Stock Appreciation Rights, Performance Units, Stock, Restricted Stock, Restricted Stock Units, a Cash Incentive Award, Dividend Equivalent Units or any other type of award permitted under this Plan.

(e) “Beneficial Owner” means a Person, with respect to any securities which:

(i) such Person or any of such Person’s Affiliates has the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase; or

A-1

(ii) such Person or any of such Person’s Affiliates, directly or indirectly, has the right to vote or dispose of or has “beneficial ownership” of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Act), including pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security under this clause (ii) as a result of an agreement, arrangement or understanding to vote such security if the agreement, arrangement or understanding: (A) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Act and (B) is not also then reportable on a Schedule 13D under the Act (or any comparable or successor report); or

(iii) are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (ii) above) or disposing of any voting securities of the Company.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved as described in Section 10.

(h) “Cause” has the meaning given in a Participant’s employment, retention, change of control, severance, Award agreement or similar agreement with the Company or any Affiliate, or if no such agreement is in effect or does not include a definition of “Cause,” then (i) if the determination of Cause is being made prior to a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect at the time of the determination or (ii) if the determination of Cause is being made following a Change of Control, Cause has the meaning given in the Company’s employment policies as in effect immediately prior to the Change of Control.

(i) “Change of Control” means, unless specified otherwise in an Award agreement, the first to occur of any of the following with respect to the Company or any upstream holding company (which, for purposes of this definition, shall be included in references to the Company):

(i) any Person (but excluding the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the Company is merged or consolidated with any other corporation or other entity, other than: (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (B) the Company engages in a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires thirty-five percent (35%) or more of the combined voting power of the Company’s then outstanding securities. Notwithstanding the foregoing, a merger or consolidation involving the Company shall not be considered a “Change of Control” if the Company is the surviving corporation and the shares of Stock are not converted into or exchanged for stock or securities of any other corporation, cash or any other thing of value, unless Persons who Beneficially Owned the Shares outstanding immediately prior to such transaction Beneficially Own less than a majority of the outstanding voting securities of the Company immediately following the merger or consolidation;

(iii) the sale or disposition of all or substantially all of the Company’s assets (in one transaction or a series of related transactions within any period of 24 consecutive months) other than a sale or distribution of all or substantially all of the Company’s assets to any entity of which at least seventy-five percent (75%) of the combined voting power of the voting securities are owned by Persons in substantially the same proportions as their ownership of the Company immediately prior to such sale;

A-2

(iv) the Company dissolves and liquidates substantially all of its assets; or

(v) at any time after the Effective Date, the “Continuing Directors” cease to constitute a majority of the Board. For this purpose, a “Continuing Director” shall mean: (A) the individuals who, at the Effective Date, constitute the Board; and (B) any new Directors (other than Directors designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (ii), or (iii) of this definition) whose appointment to the Board or nomination for election by Company stockholders was approved by a vote of at least two-thirds of the then-serving Continuing Directors.

Notwithstanding the foregoing, in order to ensure compliance with Code Section 409A when applicable, the foregoing definition shall be deemed amended to the minimum extent necessary to comply with Code Section 409A.

(j) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(k) “Committee” means the Compensation Committee of the Board, any successor committee thereto or such other committee of the Board that is designated by the Board with the same or similar authority. The Committee shall consist only of Non-Employee Directors (not fewer than two (2)) who, to the extent necessary for the Plan to comply with Rule 16b-3 promulgated under the Exchange Act, meet the requirements of a “non-employee director” as defined in Rule 16b-3.

(l) “Company” means Processa Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

(m) “Director” means a member of the Board.

(n) “Dividend Equivalent Unit” means the right granted in connection with Restricted Stock Units or Performance Units, to receive a payment, in cash or Shares, equal to the cash dividends or other cash distributions paid with respect to a Share.

(o) “Effective Date” means the date the Company’s stockholders approve this Plan.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(q) “Fair Market Value” means, unless otherwise determined by the Administrator, per Share on a particular date:

(i) if the Stock is listed on any established stock exchange or traded on any established market, the closing sales price of a Share as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Stock) on such date, as reported in such source as the Administrator deems reliable. Unless otherwise provided by the Administrator, if there is no closing sales price for the Stock on the date of determination, then the Fair Market Value will be the closing sales price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists; or

(ii) if the Stock is not listed on any exchange or traded on any established market, then the Fair Market Value will be determined by the Administrator in compliance with Code Section 409A and, in the case of an incentive stock option, in compliance with Code Section 422.

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Notwithstanding the foregoing, in the case of a sale of Shares, the actual sale price shall be the Fair Market Value of such Shares.

(r) “Good Reason” has the meaning given in a Participant’s employment, retention, change of control, severance, Award agreement or similar agreement with the Company or any Affiliate, or if no such agreement is in effect or does not include a definition of “Good Reason,” then the occurrence of any of the following events, without the Participant’s advance written consent:

(i) a material reduction in the Participant’s base salary or cash bonus opportunity;

(ii) a material adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; or

(iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles that increases the distance of the Participant’s commute.

A Participant’s Termination shall not be considered to have occurred for “Good Reason” unless (A) within ninety (90) days following the occurrence of one of the events listed above the Participant provides written notice to the Company setting forth the specific event constituting Good Reason, (B) the Company fails to remedy the event constituting Good Reason within thirty (30) days following its receipt of the Participant’s notice, and (C) the Participant actually terminates his or her employment with the Company and its Affiliates within thirty (30) days following the end of the Company’s remedy period.

(s) “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(t) “Option” means the right to purchase Shares at a stated price for a specified period of time.

(u) “Participant” means an individual selected by the Administrator to receive an Award.

(v) “Performance Goals” means any objective or subjective goals selected by the Administrator to measure the level of performance and determine the payout or vesting of an Award. Performance Goals may include, but are not limited to, the performance of the Company or any one or more of its Subsidiaries, Affiliates or other business units with respect to the following measures (singly or in combination): net sales; cost of sales; revenue; gross income; net income; operating income; income from continuing operations; earnings (including before taxes, and/or interest and/or depreciation and amortization); earnings per share (including diluted earnings per share); price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; net operating profit; ratio of debt to debt plus equity; return on stockholder equity; return on capital; return on assets; operating working capital; average accounts receivable; economic value added; total stockholder return; customer satisfaction; operating margin; profit margin; sales performance; sales quota attainment; new sales; cross/integrated sales; customer engagement; internal revenue growth; client retention; the achievement of research, production, or regulatory approval milestones; achievement of merger or acquisition milestones (including but not limited to identification of acquisition candidates). Performance goals may also relate to a Participant’s individual performance.

The Administrator reserves the right to adjust Performance Goals, or modify the manner of measuring or evaluating a Performance Goal, for any reason the Administrator determines is appropriate, including but not limited to: (i) by excluding the effects of charges for reorganizing and restructuring; discontinued operations; asset write-downs; gains or losses on the disposition of a business; or mergers, acquisitions or dispositions; and extraordinary, unusual and/or non-recurring items of gain or loss; (ii) excluding the costs of litigation, claims, judgments or settlements; (iii) excluding the effects of changes in laws or regulations affecting reported results, or changes in tax or accounting principles, regulations or law; and (iv) excluding any accruals of amounts related to payments under the Plan or any other compensation arrangement maintained by the Company or an Affiliate.

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The inclusion in an Award agreement of specific adjustments or modifications shall not be deemed to preclude the Administrator from making other adjustments or modifications, in its discretion, as described herein, unless the Award agreement provides that the adjustments or modifications described in such agreement shall be the sole adjustments or modifications.

(w) “Performance Unit” means the right to receive a cash payment and/or Shares valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved (and the other requirements described in the Award agreement, if any, are met).

(x) “Person” has the meaning given in Section 3(a)(9) of the Exchange Act as modified and used in Section 13(d) and 14(d) thereof, or any group of Persons acting in concert.

(y) “Plan” means this Processa Pharmaceuticals 2019 Omnibus Incentive Plan, as it may be amended from time to time.

(z) “Restricted Stock” means Shares that are subject to a risk of forfeiture or restrictions on transfer, or both, which may lapse upon the achievement or partial achievement of Performance Goals or upon the completion of a period of service, or both.

(aa) “Restricted Stock Unit” means the right to receive a Share or a cash payment, the value of which is equal to the Fair Market Value of one Share.

(bb) “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(cc) “Share” means a share of Stock.

(dd) “Stock” means the common stock of the Company, par value $0.0001 per share.

(ee) “Stock Appreciation Right” or “SAR” means the right to receive a cash payment, and/or Shares with a Fair Market Value, equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(ff) “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entities in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

(gg) “Termination” means cessation of employment by, or service to, the Company or an Affiliate for any reason. Unless determined otherwise by the Administrator, for purposes of the Plan and all Awards, the following rules shall apply:

(i) the date of a Participant’s Termination shall be the date the Participant ceases to perform services for the Company or an Affiliate, without regard to whether the Participant thereafter continues to receive any compensatory payments or is paid salary in lieu of notice of Termination, and shall disregard any notice or severance period that the Participant may be entitled to receive;

(ii) a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have experienced a Termination;

(iii) a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s Termination with the Company and its Affiliates;

(iv) a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have experienced a Termination until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

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(v) a Participant employed by an Affiliate will be considered to have experienced a Termination when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s Termination triggers the payment of compensation under such Award, then the Participant will be deemed to have experienced a Termination upon their “separation from service” within the meaning of Code Section 409A. Notwithstanding any other provision in this Plan or an Award to the contrary, if any Participant is a “specified employee” within the meaning of Code Section 409A as of the date of their “separation from service” within the meaning of Code Section 409A, then, to the extent required by Code Section 409A, any payment made to the Participant on account of such separation from service shall not be made before a date that is six months after the date of the separation from service.

3. Administration.

(a) Administration. In addition to the authority specifically granted to the Administrator in this Plan, the Administrator has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan or any agreement covering an Award; (ii) prescribe, amend and rescind rules and regulations relating to this Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect; and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Administrator determinations shall be made in the sole discretion of the Administrator and are final and binding on all interested parties.

(b) Delegation to Other Committees or Officers. To the extent applicable law permits, the Board may delegate to another committee of the Board, or the Committee may delegate to either a subcommittee consisting of one or more Committee members or to one or more officers of the Company, any or all of their respective authority and responsibility as an Administrator of the Plan; provided that no such delegation is permitted with respect to Stock-based Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised unless the delegation is to another committee of the Board or sub-committee of the Committee consisting entirely of Non-Employee Directors who also qualify as “non-employee directors” within the meaning of Rule 16b-3 of the Exchange Act. If the Board or the Committee has made such a delegation, then all references to the Administrator in this Plan include such other committee or one or more officers to the extent of such delegation.

(c) No Liability; Indemnification. No member of the Board or the Committee, and no officer or member of any other committee to whom a delegation under Section 3(b) has been made, will be liable for any act done, or determination made, by the individual in good faith with respect to the Plan or any Award. The Company will indemnify and hold harmless each such individual as to any acts or omissions, or determinations made, in each case done or made in good faith, with respect to this Plan or any Award to the maximum extent that the law and the Company’s By-Laws permit.

4. Eligibility. The Administrator may designate any of the following as a Participant from time to time, to the extent of the Administrator’s authority: any officer or other employee of the Company or its Affiliates; any individual that the Company or an Affiliate has engaged to become an officer or employee; any consultant or advisor who provides services to the Company or its Affiliates; or any Director, including a Non-Employee Director. The Administrator’s designation of, or granting of an Award to, a Participant will not require the Administrator to designate such individual as a Participant or grant an Award to such individual at any future time. The Administrator’s granting of a particular type of Award to a Participant will not require the Administrator to grant any other type of Award to such individual.

5. Types of Awards. Subject to the terms of this Plan, the Administrator may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422. Awards may be granted alone or in addition to, in tandem with, or (subject to the prohibition on repricing set forth in Section 14(e)) in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate, including the plan of an acquired entity).

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6. Shares Reserved under this Plan.

(a) Plan Reserve. Subject to adjustment as provided in Section 16, an aggregate of 3,500,000 Shares are reserved for issuance under this Plan, all of which may be issued pursuant to the exercise of incentive stock options. The Shares reserved for issuance may be either authorized and unissued Shares or Shares reacquired at any time and now or hereafter held as treasury stock.

(b) Depletion of Reserve. The aggregate number of Shares reserved under Section 6(a) shall be depleted on the date of grant of an Award by the maximum number of Shares, if any, that may become payable with respect to such Award. For the sake of clarity, an Award that may be settled solely in cash shall not cause any depletion of the Plan’s Share reserve at the time such Award is granted.

(c) Replenishment of Reserve. If (i) an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award (whether due currently or on a deferred basis) or is settled in cash, (ii) it is determined during or at the conclusion of the term of an Award that all or some portion of the Shares with respect to which the Award was granted will not be issuable on the basis that the conditions for such issuance will not be satisfied, (iii) Shares are forfeited under an Award, or (iv) Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, then such Shares shall be recredited to the Plan’s reserve and may again be used for new Awards under this Plan, but Shares recredited to the Plan’s reserve pursuant to clause (iv) may not be issued pursuant to incentive stock options. Notwithstanding the foregoing, in no event shall the following Shares be recredited to the Plan’s reserve: (A) Shares purchased by the Company using proceeds from Option exercises; (B) Shares tendered or withheld in payment of the exercise price of an Option or as a result of the net settlement of an outstanding Stock Appreciation Right; or (C) Shares tendered or withheld to satisfy federal, state or local tax withholding obligations.

7. Options. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each Option, including but not limited to: (a) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (b) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (c) the number of Shares subject to the Option; (d) the exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (e) the terms and conditions of vesting and exercise; (f) the term, except that an Option must terminate no later than ten (10) years after the date of grant; and (g) the manner of payment of the exercise price. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Administrator determines otherwise. If an Option that is intended to be an incentive stock option fails to meet the requirements thereof, the Option shall automatically be treated as a nonqualified stock option to the extent of such failure. To the extent permitted by the Administrator, and subject to such procedures as the Administrator may specify, the payment of the exercise price of Options may be made by (w) delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, (x) by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price, (y) by surrendering the right to receive Shares otherwise deliverable to the Participant upon exercise of the Award having a Fair Market Value at the time of exercise equal to the total exercise price, or (z) by any combination of (w), (x) and/or (y). Except to the extent otherwise set forth in an Award agreement, a Participant shall have no rights as a holder of Stock as a result of the grant of an Option until the Option is exercised, the exercise price and applicable withholding taxes are paid and the Shares subject to the Option are issued thereunder.

8. Stock Appreciation Rights. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each SAR, including but not limited to: (a) the grant date, which may not be any day prior to the date that the Administrator approves the grant; (b) the number of Shares to which the SAR relates; (c) the grant price, which may never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) the terms and conditions of exercise or maturity, including vesting; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof.

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9. Performance and Stock Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Shares, Restricted Stock, Restricted Stock Units or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Administrator specifies; (c) the length of the vesting and/or performance period and, if different, the date on which payment of the benefit provided under the Award will be made; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares (including Restricted Stock), or in a combination of cash and Shares.

10. Cash Incentive Awards. Subject to the terms of this Plan, the Administrator will determine all terms and conditions of a Cash Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment.

11. Dividends and Dividend Equivalent Units.

(a) Subject to the terms of this Plan, the Administrator will determine all terms and conditions of each award of Dividend Equivalent Units, including but not limited to whether: (i) payment of the Award will be made concurrently with dividend payments or credited to an account for the Participant which provides for the deferral of such amounts until a stated time; (ii) the Award will be settled in cash or Shares; and (iii) as a condition for the Participant to realize all or a portion of the benefit provided under the Award, the same vesting or performance requirements applicable to the related Award must be achieved.

(b) Notwithstanding anything in the Plan or an Award to the contrary, no dividends or Dividend Equivalent Units may be paid with respect to an Award that is subject to Performance Goals unless and until such Performance Goals have been satisfied.

12. Other Stock-Based Awards. Subject to the terms of this Plan, the Administrator may grant to a Participant other Stock-based Awards, including shares of unrestricted Stock, as replacement for other compensation to which the Participant is entitled, such as in payment of director fees, in lieu of cash compensation, in exchange for cancellation of a compensation right, or as a bonus.

13. Transferability. Awards are not transferable other than by will or the laws of descent and distribution, unless and to the extent the Administrator allows a Participant to: (a) designate in writing a beneficiary to exercise the Award or receive payment under the Award after the Participant’s death; (b) transfer an Award to the former spouse of the Participant as required by a domestic relations order incident to a divorce; or (c) otherwise transfer an Award; provided, however, that with respect to clause (c) above the Participant may not receive consideration for transferring the Award.

14. Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a) Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 14(b), this Plan will terminate when all Shares reserved for issuance have been issued. If the term of this Plan extends beyond ten (10) years from the Effective Date, no incentive stock options may be granted after such time unless the stockholders of the Company have approved an extension of this Plan for such purpose.

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(b) Termination and Amendment. The Board or the Administrator may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i) the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) prior action of the Board, (B) applicable corporate law, or (C) any other applicable law; and

(ii) stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded, or (D) any other applicable law. Such amendments include, but are not limited to, an amendment to materially increase the number of Shares reserved under Section 6(a) (except as permitted by Section 16) or an amendment that would diminish the protections afforded by Section 14(e).

(c) Amendment, Modification, Cancellation and Disgorgement of Awards.

(i) Except as provided in Section 14(e) and subject to the requirements of this Plan, the Administrator may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award; provided that, except as otherwise provided in the Plan or the Award agreement, any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of an Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in such Award, but the Administrator need not obtain Participant (or other interested party) consent for the modification, amendment or cancellation of an Award pursuant to the provisions of subsection (ii) or Section 16 or as follows: (A) to the extent the Administrator deems such action necessary to comply with any applicable law or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (B) to the extent the Administrator deems necessary to preserve favorable accounting or tax treatment of any Award for the Company; or (C) to the extent the Administrator determines that such action does not materially and adversely affect the value of an Award or that such action is in the best interest of the affected Participant (or any other person(s) as may then have an interest in the Award). Notwithstanding the foregoing, unless determined otherwise by the Administrator, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(ii) Notwithstanding anything to the contrary in an Award agreement, the Administrator shall have full power and authority to terminate or cause the Participant to forfeit the Award, and require the Participant to disgorge to the Company any gains attributable to the Award, if the Participant engages in any action constituting, as determined by the Administrator in its discretion, Cause for Termination, or a breach of any Award agreement or any other agreement between the Participant and the Company or an Affiliate concerning noncompetition, nonsolicitation, confidentiality, trade secrets, intellectual property, nondisparagement or similar obligations.

(iii) Any Awards granted pursuant to this Plan, and any Stock issued or cash paid pursuant to an Award, shall be subject to any recoupment or clawback policy that is adopted by, or any recoupment or similar requirement otherwise made applicable by law, regulation or listing standards to, the Company from time to time.

(d) Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Administrator under this Section 14 and to otherwise administer the Plan with respect to then-outstanding Awards will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e) Repricing and Backdating Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided for in Section 16, neither the Administrator nor any other person may (i) amend the terms of outstanding Options or SARs to reduce the exercise or grant price of such outstanding Options or SARs; (ii) cancel outstanding Options or SARs in exchange for Options or SARs with an exercise or grant price that is less than the exercise or grant price of the original Options or SARs; or (iii) cancel outstanding Options or SARs with an exercise or grant price above the current Fair Market Value of a Share in exchange for cash or other securities. In addition, the Administrator may not make a grant of an Option or SAR with a grant date that is effective prior to the date the Administrator takes action to approve such Award.

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(f) Foreign Participation. To assure the viability of Awards granted to Participants employed or residing in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, accounting or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Administrator approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 14(b)(ii).

15. Taxes.

(a) Withholding. In the event the Company or one of its Affiliates is required to withhold any Federal, state or local taxes or other amounts in respect of any income recognized by a Participant as a result of the grant, vesting, payment or settlement of an Award or disposition of any Shares acquired under an Award, the Company may satisfy such obligation by:

(i) if cash is payable under an Award, deducting (or requiring an Affiliate to deduct) from such cash payment the amount needed to satisfy such obligation;

(ii) if Shares are issuable under an Award, then to the extent previously approved by the Administrator (which approval may be set forth in an Award agreement or in administrative rules) (A) withholding Shares having a Fair Market Value equal to such obligations; or (B) allowing the Participant to elect to (1) have the Company or its Affiliate withhold Shares otherwise issuable under the Award, (2) tender back Shares received in connection with such Award or (3) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld; provided that the amount to be withheld under this clause (ii) may not exceed the total maximum statutory tax withholding obligations associated with the transaction to the extent needed for the Company and its Affiliates to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Administrator requires; or

(iii) deducting (or requiring an Affiliate to deduct) the amount needed to satisfy such obligation from any wages or other payments owed to the Participant, requiring such Participant to pay to the Company or its Affiliate, in cash, promptly on demand, or make other arrangements satisfactory to the Company or its Affiliate regarding the payment to the Company or its Affiliate of the amount needed to satisfy such obligation.

(b) No Guarantee of Tax Treatment. Notwithstanding any provisions of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

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16. Adjustment and Change of Control Provisions.

(a) Adjustment of Shares. If (i) the Company shall at any time be involved in a merger or other transaction in which the Shares are changed or exchanged; (ii) the Company shall subdivide or combine the Shares or the Company shall declare a dividend payable in Shares, other securities (other than stock purchase rights issued pursuant to a stockholder rights agreement) or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board determines by resolution is special or extraordinary in nature or that is in connection with a transaction that the Company characterizes publicly as a recapitalization or reorganization involving the Shares; or (iv) any other event shall occur, which, in the case of this clause (iv), in the judgment of the Administrator necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Administrator shall, in such manner as it may deem equitable to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, adjust any or all of: (A) the number and type of Shares subject to this Plan (as described in Section 6(a)) and which may after the event be made the subject of Awards; (B) the number and type of Shares subject to outstanding Awards; (C) the grant, purchase, or exercise price with respect to any Award; and (D) the Performance Goals of an Award. In any such case, the Administrator may also (or in lieu of the foregoing) make provision for a cash payment to the holder of an outstanding Award in exchange for the cancellation of all or a portion of the Award (without the consent of the holder of an Award) in an amount determined by the Administrator effective at such time as the Administrator specifies (which may be the time such transaction or event is effective). However, in each case, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number. In any event, previously granted Options or SARs are subject to only such adjustments as are necessary to maintain the relative proportionate interest the Options and SARs represented immediately prior to any such event and to preserve, without exceeding, the value of such Options or SARs.

Without limitation, in the event of any reorganization, merger, consolidation, combination or other similar corporate transaction or event, whether or not constituting a Change of Control (other than any such transaction in which the Company is the continuing corporation and in which the outstanding Stock is not being converted into or exchanged for different securities, cash or other property, or any combination thereof), the Administrator may substitute, on an equitable basis as the Administrator determines, for each Share then subject to an Award and the Shares subject to this Plan (if the Plan will continue in effect), the number and kind of shares of stock, other securities, cash or other property to which holders of Stock are or will be entitled in respect of each Share pursuant to the transaction.

Notwithstanding the foregoing, in the case of a stock dividend (other than a stock dividend declared in lieu of an ordinary cash dividend) or subdivision or combination of the Shares (including a reverse stock split), if no action is taken by the Administrator, adjustments contemplated by this subsection that are proportionate shall nevertheless automatically be made as of the date of such stock dividend or subdivision or combination of the Shares.

(b) Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Administrator may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c) Effect of a Change of Control. To the extent a Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, such agreement shall control. In all other cases, unless provided otherwise in an Award agreement or by the Administrator prior to the date of the Change of Control, in the event of a Change of Control:

(i) If the purchaser, successor or surviving entity (or parent thereof) so agrees, some or all outstanding Awards shall be assumed, or replaced with the same type of award with similar terms and conditions, by the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction. If applicable, each Award which is assumed by the purchaser, successor or surviving entity (or parent thereof) shall be appropriately adjusted, immediately after such Change of Control, to apply to the number and class of securities which would have been issuable to the Participant upon the consummation of such Change of Control had the Award been exercised, vested or earned immediately prior to such Change of Control, and other appropriate adjustments in the terms and conditions of the Award shall be made. Upon the Participant’s Termination by the successor or surviving entity without Cause, or by the Participant for Good Reason, in either case within twenty-four (24) months following the Change of Control, all of the Participant’s Awards that are in effect as of the date of such Termination shall be vested in full or deemed earned in full (assuming target performance goals provided under such Award were met, if applicable) effective on the date of such Termination.

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(ii) To the extent the purchaser, successor or surviving entity (or parent thereof) in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in clause (i), then immediately prior to the date of the Change of Control:

(A) each Option or SAR that is then held by a Participant who is employed by or in the service of the Company or an Affiliate shall become immediately and fully vested, and, unless otherwise determined by the Board or Committee, all Options and SARs shall be cancelled on the date of the Change of Control in exchange for a cash payment equal to the excess of the Change of Control Price of the Shares covered by the Option or SAR that is so cancelled over the purchase or grant price of such Shares under the Award (or for no payment, if there is no such excess);

(B) Restricted Stock, Restricted Stock Units (and any related Dividend Equivalent Units) and Shares that are not then vested shall vest;

(C) all Performance Units (and any related Dividend Equivalent Units) that are earned but not yet paid shall be paid in an amount equal to the value of the Performance Unit, and all Performance Units for which the performance period has not expired shall be cancelled in exchange for a payment equal to the product of: (1) the value of the Performance Units that would have been earned if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period;

(D) all Cash Incentive Awards that are earned but not yet paid shall be paid, and all Cash Incentive Awards that are not yet earned shall be cancelled in exchange for a cash payment in an amount determined by taking the product of: (1) the amount that would have been due under such Award(s) if the Performance Goals (as measured at the time of the Change of Control) were to continue to be achieved at the same rate through the end of the performance period, or if higher, assuming the target Performance Goals had been met at the time of such Change of Control; and (2) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of the Change of Control and the denominator of which is the number of whole months in the performance period; and

(E) all other Awards not described above that are not vested shall vest and if an amount is payable under such vested Award, such amount shall be paid in cash based on the value of the Award.

(d) If the value of an Award is based on the Fair Market Value of a Share, Fair Market Value shall be deemed to mean the per share Change of Control Price. The Change of Control Price shall equal the price paid or deemed paid per Share in the Change of Control transaction as determined by the Administrator. Notwithstanding anything to the contrary in this Section 16(d), the terms of any Awards that are subject to Code Section 409A shall govern the treatment of such Awards upon a Change of Control, and the terms of this Section 16(d) shall not apply, to the extent required for such Awards to remain compliant with Code Section 409A, as applicable.

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(e) Application of Limits on Payments. Except to the extent the Participant has in effect an employment or similar agreement with the Company or any Affiliate or is subject to a policy that provides for a more favorable result to the Participant upon a Change of Control, in the event that the Company’s legal counsel or accountants determine that any payment, benefit or transfer by the Company under this Plan or any other plan, agreement, or arrangement to or for the benefit of the Participant (in the aggregate, the “Total Payments”) to be subject to the tax (“Excise Tax”) imposed by Code Section 4999 but for this Section 16(e), then, notwithstanding any other provision of this Plan to the contrary, the Total Payments shall be delivered either (i) in full or (ii) in an amount such that the value of the aggregate Total Payments that the Participant is entitled to receive shall be One Dollar ($1.00) less than the maximum amount that the Participant may receive without being subject to the Excise Tax, whichever of (i) or (ii) results in the receipt by the Participant of the greatest benefit on an after-tax basis (taking into account applicable federal, state and local income taxes and the Excise Tax). In the event that (ii) results in a greater after-tax benefit to the Participants, payments or benefits included in the Total Payments shall be reduced or eliminated by applying the following principles, in order: (A) the payment or benefit with the higher ratio of the parachute payment value to present economic value (determined using reasonable actuarial assumptions) shall be reduced or eliminated before a payment or benefit with a lower ratio; (B) the payment or benefit with the later possible payment date shall be reduced or eliminated before a payment or benefit with an earlier payment date; and (C) cash payments shall be reduced prior to non-cash benefits; provided that if the foregoing order of reduction or elimination would violate Code Section 409A, then the reduction shall be made pro rata among the payments or benefits included in the Total Payments (on the basis of the relative present value of the parachute payments).

17. Miscellaneous.

(a) Other Terms and Conditions. The Administrator may provide in any Award agreement such other provisions (whether or not applicable to the Award granted to any other Participant) as the Administrator determines appropriate to the extent not otherwise prohibited by the terms of the Plan. No provision in an Award agreement shall limit the Administrator’s discretion hereunder unless such provision specifically so provides for such limitation.

(b) Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director.

(c) No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan. Unless otherwise determined by the Administrator or otherwise provided in any Award agreement, all fractional Shares that would otherwise be issuable under the Plan shall be canceled for no consideration.

(d) Unfunded Plan; Awards Not Includable for Benefits Purposes. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors. Income recognized by a Participant pursuant to an Award shall not be included in the determination of benefits under any employee pension benefit plan (as such term is defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended) or group insurance or other benefit plans applicable to the Participant which are maintained by the Company or any Affiliate, except as may be provided under the terms of such plans or determined by resolution of the Board.

(e) Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

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(f) Code Section 409A. Any Award granted under this Plan shall be provided or made in such manner and at such time as to either make the Award exempt from, or comply with, the provisions of Code Section 409A, and the provisions of Code Section 409A are incorporated into this Plan to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

(g) Governing Law; Venue. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Maryland, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be brought and determined in a court sitting in the County of Howard in the State of Maryland.

(h) Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(i) Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(j) Severability. If any provision of this Plan or any award agreement or any Award (a) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (b) would cause this Plan, any award agreement or any Award to violate or be disqualified under any law the Administrator deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Administrator, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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PROXY	PROCESSA PHARMACEUTICALS, INC 7380 Coca Cola Drive, Suite 106 Hanover, MD 21076 (443) 776-3133	PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS To Be Held on June 19, 2019

The undersigned hereby appoints David Young and Wendy Guy, and each of them, as proxies, with full power of substitution, to represent and to vote, as designated herein, all the shares of common stock of Processa Pharmaceuticals, Inc. (the “Company”), held of record by the undersigned on April 1, 2019, at the Annual Meeting of Stockholders to be held on June 19, 2019 at 10:00 a.m. Eastern Time, at the offices of Processa Pharmaceuticals, Inc. located at 7380 Coca Cola Drive, Suite 106, Hanover, MD 21076, and all adjournment(s), postponement(s) and recess(es) thereof, and hereby revokes all previously executed proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2019:

Our Proxy Statement and 2018 Annual Report on SEC Form 10-K are available at:
www.processapharmaceuticals.com/investors-sec-filings.php

INSTRUCTIONS: PLEASE INDICATE A SELECTION BY PLACING AN “X” IN THE APPROPRIATE BOXES BELOW:

Proposal 1 — Election of Directors
	For	Withhold	Abstain
David Young	☐	☐	☐
Patrick Lin	☐	☐	☐
Justin Yorke	☐	☐	☐
Virgil Thompson	☐	☐	☐

Proposal 2 — Approve the Processa Pharmaceuticals, Inc. 2019 Omnibus Incentive Plan.
☐ For	☐ Against	☐ Abstain

Proposal 3 — Ratification of the appointment of BD & Company Inc. as the Company’s Independent Registered Public Accounting Firm.
☐ For	☐ Against	☐ Abstain

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment(s) and postponement(s) thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Dated: ______________________________, 2019

Signature

Signature (Joint Owners)

Address Changes/Comments: _________________

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted, and the proxy signed by an officer of the corporation indicating his/her title.
Please indicate whether you plan to attend this meeting: ☐